UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 13, 2009

FORTUNE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-19049
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylasw; Change in Fiscal Year.

On April 13, 2009, the Board of Directors of Fortune Industries, Inc. (the “Company”) approved a change in the Company's fiscal year end from August 31st to June 30th.  The Company's 2009 fiscal year will end June 30, 2009.  The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 will cover the transition period.

Item 9.01. Financial Statements and Exhibits.

None.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   FORTUNE INDUSTRIES, INC.

Date: April 17, 2009                                                             By: /s/ John F. Fisbeck
                                                                                            John Fisbeck
                                                                                            Chief Executive Officer